Exhibit 10.7.9

Execution Version

May 8, 2024

VIA FEDEX AND E-MAIL

Mesa Airlines, Inc.

410 N. 44th Street

Suite 700

Phoenix, AZ 85008

Attention: President & General Counsel

Re: Third Amendment (this “Amendment”) to the Third Amended and Restated Capacity Purchase Agreement

Ladies and Gentlemen:

As you are aware, Mesa Airlines, Inc. (“Contractor”), Mesa Air Group, Inc. (“Parent”) and United Airlines, Inc. (“United” and, together with Contractor and Parent, the “Parties”), are each a party to that certain Third Amended and Restated Capacity Purchase Agreement dated as of December 27, 2022 (as amended, the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA. All terms and conditions set forth in this Amendment are effective as of the date first written above.

SECTION 1. Certain Amendments.

Schedule 1 of the CPA is hereby amended and restated in its entirety by the version of such schedule attached to this Amendment as Attachment 1 hereto.

SECTION 2. Amended Scheduled Expiration Dates for Certain Spare Engine Lease Supplements.

Reference is made to the Subject Engine Lease Agreement and the Subject Spare Engine Lease Supplements thereunder, in each case as defined below, and capitalized terms used but not defined in this Section 2 shall have the meanings ascribed to such terms as set out in the Subject Engine Lease Agreement and the Subject Spare Engine Lease Supplements, as applicable.

Effective as of the date first written above and without any further action by any Party, the Parties acknowledge and agree that, in full compliance with Section 18.1 of the Subject Engine Lease Agreement, and notwithstanding anything to the contrary set out in the Subject Engine Lease Agreement or the Subject Spare Engine Lease Supplements, (i) the Scheduled Expiration Date for the Engine referenced in Lease Supplement No. 8 (as defined below) is hereby amended to be , (ii) the Scheduled Expiration Date for the Engine referenced in Lease Supplement No. 9 (as defined below) is hereby amended to be , and (iii) the Scheduled Expiration Date for the Engine referenced in Lease Supplement No. 10 (as defined below) is hereby amended to be

“Subject Engine Lease Agreement” that certain Engine Lease Agreement by and between United and Contractor dated as of July 10, 2014, as amended, modified or supplemented from time to time.

Exhibit 10.7.9

“Subject Spare Engine Lease Supplements” means, collectively, (i) that certain Lease Supplement No. 8 by and between United and Contractor, dated as of May 10, 2021, under the Subject Engine Lease Agreement (“Lease Supplement No. 8”), (ii) that certain Lease Supplement No. 9 by and between United and Contractor, dated as of May 24, 2021, under the Subject Engine Lease Agreement (“Lease Supplement No. 9”), and (iii) that certain Lease Supplement No. 9 by and between United and Contractor, dated as of September 9, 2021, under the Subject Engine Lease Agreement (“Lease Supplement No. 10”).

SECTION 3. Miscellaneous.

This Amendment is an intended amendment, as to Section 1 of the Amendment, to the CPA and complies in full with Section 11.3 of the CPA, and, as to Section 2 of the Amendment, to the Subject Engine Lease Agreement and the Subject Spare Engine Lease Supplements and complies in full with Section 18.1 of the Subject Engine Lease Agreement. This Amendment may be executed in counterparts, each of which is deemed an original hereof. The Parties shall become bound by this Amendment immediately upon execution hereof by each Party. Except as expressly amended in Section 1 this Amendment, the CPA will remain in full force and effect. Except as expressly amended in Section 2 this Amendment, the Subject Engine Lease Agreement will remain in full force and effect. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person. This Amendment (together with the attached exhibits) constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail and other electronic correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

Exhibit 10.7.9

If each of Contractor and Parent is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Very truly yours,

UNITED AIRLINES, INC.

By: DocuSigned by: Mike Leskinen
Name: Mike Leskinen
Title: EVP and Chief Financial Officer

ACCEPTED AND AGREED:

MESA AIRLINES, INC.

By: ______________________________
Name:
Title:

MESA AIR GROUP, INC.

By: ______________________________
Name:
Title:

Exhibit 10.7.9

If each of Contractor and Parent is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Amendment to the undersigned.

Exhibit 10.7.9

Attachment 1

SCHEDULE 1

Covered Aircraft

Table 1: E175 Covered Aircraft

Aircraft No.	Aircraft Type	Tail No.	MSN	Actual Delivery Date	Actual In-Service Date(l)	Scheduled Exit Date(2)	Scheduled Term	Category

Exhibit 10.7.9

Aircraft No.	Aircraft Type	Tail No.	MSN	Actual Delivery Date	Actual In-Service Date(l)	Scheduled Exit Date(2)	Scheduled Term	Category

Contractor

Exhibit 10.7.9

Exhibit 10.7.9

Table 2 CRJ900 Covered Aircraft

Aircraft Number	Aircraft Type	Tail Number	CRJ Scheduled Delivery Date	Estimated In Service Date	CRJ Scheduled Exit Date	Scheduled Term

N
N

Note 1 - Relating to the CRJ900 Covered Aircraft:

The delivery dates and in-service dates for CRJ900 Covered Aircraft must satisfy the following conditions:

(a)
No later than prior to the CRJ900 Scheduled Delivery Date (the “CRJ900 Scheduled Delivery Date”, for the avoidance of doubt, is the scheduled delivery date for each CRJ900 Covered Aircraft as set forth on Table 2 to Schedule 1), Contractor and United shall meet to discuss the dates that are likely to be selected as the committed in-service date for each of the CRJ900 Covered Aircraft (the “CRJ900 Committed In-Service Date”), it being understood that (x) such discussions shall not be binding for purposes of selecting the actual CRJ900 Committed In-Service Date pursuant to clause (e) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.
(b)
Contractor shall use its commercially reasonable efforts to provide United with notice regarding the delivery status of each CRJ900 Covered Aircraft from time to time in advance of the CRJ Scheduled Delivery Date with respect to such CRJ900 Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period delays in delivery, or otherwise relating to the delivery of such aircraft.

Exhibit 10.7.9

(c)
Schedule, and reasonably frequently from time to time therefore Contractor shall provide United with notice regarding the delivery status of such CRJ900 Covered Aircraft for performance of Regional Airline Services hereunder, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than prior to actual delivery date of such aircraft), delays in such delivery, or otherwise relating of such aircraft.
(d)
With respect to each CRJ900 Covered Aircraft, no later than the CRJ Scheduled Delivery Date therefor Contractor shall submit a notice of its proposal of the ''Estimated In-Service Date" of any CRJ900 Covered Aircraft to United, and which determination shall be either discussed and modified, or confirmed in writing, by the parties.
(e)
Following the determination of the Estimated In-Service Date for a CRJ900 Covered Aircraft pursuant to clause (d) above, the parties shall determine a CRJ900 Committed In-Service Date which shall be not later than following the CRJ Scheduled Delivery Date and which determination shall be confirmed in writing by the parties. With respect to each CRJ Committed In-Service Date determined in accordance with this clause (e). United shall have the right, exercisable at any time from time to time in its sole and absolute discretion by delivery of written notice to Contractor (but no advance notice shall be required) to adjust such date prior to the occurrence of such date.
(f)
With respect to each CRJ900 Covered Aircraft no later than days prior to the prior to the CRJ Scheduled Delivery Date Contractor shall make such aircraft, together with all related maintenance records, available to United and its representatives to allow United and its representatives to conduct a physical inspection of such aircraft and such records at a location determined in United's sole discretion to review without limitation, the completeness and airworthiness of the aircraft and the compliance by Contractor with respect to the requirements for the operation of such aircraft pursuant to the terms and conditions of this Agreement (including Exhibit E of this Agreement) and of any applicable lease relating thereto.
(g)
Notwithstanding anything to the contrary in the foregoing with respect to each CRJ900 Covered Aircraft, United shall have the right, exercisable at any tin1e from time to time in its sole discretion by delivery of written notice (but no advance notice shall be required) to Contractor, to delay the CRJ Scheduled Delivery Date therefor.

Exhibit 10.7.9

Table 3 El75LL Covered Aircraft

Aircraft No.	Aircraft Type	Tail No.	MSN	DeliveryMonth	Actual In service Date	Parked Aircraft Commencement Date	Scheduled In Service Date	Scheduled Exit Date	Scheduled Term
1

Note 1- Relating to El75LL Covered Aircraft:

The delivery dates and in-service dates for El75LL Covered Aircraft must satisfy the following conditions:

(a)
No later than days prior to the scheduled delivery month for each El75LL Covered Aircraft, or as soon as practically possible for any of the El75LL Covered Aircraft, as set forth on Table 3 to Schedule 1 (the 'El75LL Scheduled Delivery Date"), Contractor and United shall meet to discuss the dates that are likely to be selected as the committed in-service date for each of the El75LL Covered Aircraft (the "El75LL Committed In-Service Date') it being understood that (x) such discussions shall not be binding for purposes of selecting the actual El75 Committed In-Service Date pursuant to clause (e) below, and (y) such dates shall be used by Contractor and United in anticipating aircraft available to schedule and with respect to any applicable Final Monthly Schedule.
(b)
Contractor shall use its commercially reasonable efforts to provide United with notice regarding the delivery status of each El75LL Covered Aircraft from time to time in advance of the El75LL Scheduled Delivery Date with respect to such El75LL Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period, delays in delivery, or otherwise relating to the delivery of such aircraft.
(c)
days prior to the El75LL Scheduled Delivery Date for each of the El75LL Covered Aircraft as set forth on Table 3 to Schedule 1, and reasonably frequently from time to time thereafter, Contractor shall provide United with notice regarding the delivery status of such El75LL Covered Aircraft, including without limitation information relating to the commencement of the delivery inspection period (which notice is anticipated to be given no later than. days prior to actual delivery date of such aircraft), delays in delivery, or otherwise relating to the delivery of such aircraft.
(d)
With respect to each E175LL Covered Aircraft, Contractor shall provide a final notice of the actual delivery date of any E175LL Covered Aircraft to United no later than the Actual Delivery Date, and which determination shall be confirmed in writing by the parties.
(e)
Following the determination of the Actual Delivery Date for an El75LL Covered Aircraft pursuant to clause (d) above the parties shall determine an El75LL Committed In-Service Date, which shall be not later than the first to occur of (x) the the Actual Delivery Date and (y) the date set forth under the caption "Actual In-Service Date" for such aircraft on Table 3 to Schedule 1 (as such Actual In-Service Date may be delayed by, and only to the extent such date is delayed by a delay attributable to the manufacturer or by a delay due to an Act of God that continues for fewer than and which determination shall be confirmed in writing by the parties.